November 1, 1995



To the holders of certain
  warrants and options to
  purchase common stock of
  E&B Marine Inc.

                       Re:  Exchange Offer

Ladies and Gentlemen:


          The Board of Directors of E&B Marine Inc., a Delaware corporation (the "Company"), has authorized the Company to make the exchange offer (the "Exchange Offer") to you as described herein.

General

          According to the records of the Company, you may be the holder of certain options and/or warrants (other than options issued under the Company's 1983 Stock Option Plan) (collectively, the "Derivative Securities") to purchase shares of common stock, $0.001 par value per share (the "Common Stock"), of the Company. Pursuant to the Exchange Offer, provided you are the legal owner of Derivative Securities, and subject to the terms and conditions set forth below, the Company is hereby offering you the opportunity to exchange the Derivative Securities owned by you for shares of Common Stock. The number of shares of Common Stock offered in exchange for Derivative Securities depends on which class of Derivative Securities is owned by you and is based upon a valuation performed by the independent investment banking firm of Houlihan, Lokey, Howard & Zukin Inc. ("Houlihan Lokey"), all as further described below.

Background

          The Board of Directors of the Company has authorized a special committee of the Board of Directors (the "Special Committee"), comprised of Bradford J. Klatt and William V. Roberti, to consider the terms and conditions of the Exchange Offer. The Company engaged Houlihan Lokey to advise the Special Committee as to the appropriate number of shares of Common Stock to be offered in exchange for each class of Derivative Securities and to render a written opinion (the "Opinion") as to the fairness, from a financial point of view, of the Exchange Offer to the holders of the Company's Common Stock, other than holders of Derivative Securities. At meetings of the Special Committee held in May, August and October 1995, the Special Committee recommended to the Board of Directors of the Company that the Company effect the Exchange Offer on the terms and conditions described herein. The Board of Directors of the Company, at meetings held in May, August and October 1995, adopted the recommendation of the Special Committee and authorized the Company to proceed with the Exchange Offer on the terms and conditions described herein. Houlihan Lokey delivered the Opinion dated October 27, 1995 to the Board of Directors.

Reasons for the Exchange Offer

          The Board of Directors has been considering the Exchange Offer and has determined to commence the Exchange Offer promptly following the termination in October 1995 of the Stockholders' Agreement dated as of February 22, 1989 among the Company and certain of its stockholders. The Special Committee and the Board of Directors of the Company have concluded that elimination of the Derivative Securities should contribute to the Company's future ability to access capital markets, whether through a public offering or private placement of debt or equity securities, or otherwise. The Special Committee and the Board of Directors of the Company concluded, in part based upon advice from Houlihan Lokey, that the elimination of the Derivative Securities should contribute to a capitalization of the Company which is more understandable to securities analysts and investors. In turn, this should better position the Company for possible future capital raising transactions. However, many other factors will also contribute to the ability or inability of the Company to access capital markets in the future, including the financial performance of the Company, the perception of the industry in which the Company operates, and the condition of financial markets and the United States economy in general. Accordingly, the Exchange Offer, or your acceptance thereof, should not be construed as an assurance that the Company will
access capital markets in the future.   Although the Company
considers capital raising alternatives from time to time, the Company does not have any present plans to raise additional capital through the issuance of additional debt or equity securities.

Terms and Conditions

          Unless extended by the Special Committee or the Board of Directors of the Company, all without notice, the Exchange Offer will remain open until the close of business (New York time) on December 1, 1995 (the "Exchange Date") and thereafter will terminate. The Exchange Offer may be terminated at any time without notice by the Special Committee or the Board of Directors of the Company. All Derivative Securities exchanged will be cancelled by the Company and will have no further force or effect.

          FAILURE TO RESPOND TO THE EXCHANGE OFFER IN ACCORDANCE
WITH THE PROCEDURES SET FORTH HEREIN BY THE CLOSE OF BUSINESS
(NEW YORK TIME) ON DECEMBER 1, 1995 WILL RESULT IN AN INABILITY
ON YOUR PART TO PARTICIPATE IN THE EXCHANGE OFFER.

          On the basis of the analysis conducted by Houlihan Lokey described below, provided you are the legal owner of Derivative Securities, the Company is hereby offering you the opportunity to exchange each Derivative Security owned by you for the portion of a share of Common Stock determined by reference to the table set forth below.


                                                            Portion of
                                                            a Share
                Number of                    Exercise       of Common
                Share of                     Price Per      Stock to
                Common                       Share of       be Issued in
                Stock           Expiration   Common Stock   Exchange
Class of        Subject to      Date of      Under          for Each
Derivative      Derivative      Derivative   Deriative      Derivative
Securities      Securities(1)   Security     Security(2)    Security

1989
Series B
Warrants        820,930         3/3/99       $11.15         0.0962

Options
for 1990
Services         50,000         1/17/01        2.25         0.7105

Former CEO
Options          32,863         1/17/96        3.72         0.3310

Alverez
Warrants         25,000         3/3/99         8.44         0.1685

CEO
Options          25,000         2/1/01        14.00         0.1306

Director
Options 1        17,500         4/28/99        3.72         0.4935

Director
Options 2        15,750         11/20/00       3.75         0.5493

Director
Options 3        12,750         3/31/01        3.50         0.5846

Director
Options 4        10,125         6/30/01        1.00         0.8699

Director
Options 5         9,750         12/31/01       2.75         0.6780

Director
Options 6         7,500         9/30/01        2.50         0.6975

Director
Options 7         5,250         12/31/00       3.00         0.6269

_______________

<TABLE/>


(1) The Company effected a one-for-four reverse stock split on December 9, 1993. All share numbers in the above table reflect this reverse stock split and, in certain cases, adjustments for antidilutive events involving the Common Stock, all in accordance with the terms of the Derivative Securities. See also "Common
Stock Information" below.

(2) In certain cases, the exercise price per share has been adjusted for antidilutive events involving the Common Stock, all in accordance with the terms of the applicable Derivative
Securities.

          The number of shares of Common Stock to be issued in exchange for each Derivative Security (the "Exchange Ratios") set forth in the above table reflect the mid-point of the range of values for each class of Derivative Securities (the "Mid-Point
Values") as determined by Houlihan Lokey. The Exchange Ratios were arrived at by dividing the applicable Mid-Point Value by $5.50, the value per share of Common Stock utilized by Houlihan
Lokey in its analysis.  In valuing each class of Derivative
Securities, Houlihan Lokey utilized the Black-Scholes option pricing model, a theoretical model used to approximate the value of options and warrants. The Black-Scholes option pricing model is a complex mathematical formula which takes into account a number of factors, including assumptions and estimates regarding the price of the underlying Common Stock and the volatility of such price, the exercise price of each class of Derivative
Securities, the remaining term of each class of Derivative
Securities, and prevailing interest rates. Due to the subjective nature of certain of these assumptions and estimates and other factors, the calculated value of each class of Derivative
Securities determined in this manner does not purport to constitute the actual value of each class of Derivative
Securities.  The actual value of each class of Derivative
Securities at any particular time will be influenced by a number of factors, including factors affecting the value of the Common
Stock and other objective and subjective factors not taken into account in the application of the Black-Scholes model. As a supporting methodology, Houlihan Lokey also reviewed four transactions involving the exchange or repurchase of warrants by public companies. The review included an analysis of the amount paid, or value exchanged, relative to the intrinsic value of the warrants.

          As financial advisors to the Special Committee in connection with the Exchange Offer, Houlihan Lokey will be paid an aggregate financial advisory fee of $50,000. The Company has agreed to reimburse Houlihan Lokey for reasonable out-of-pocket expenses incurred by Houlihan Lokey in performing its services, and to indemnify Houlihan Lokey and related persons against certain liabilities, including liabilities under the Federal securities laws, arising out of Houlihan Lokey's engagement.

          The Exchange Offer is expressly conditioned upon satisfaction of the following terms and conditions (the "Terms and Conditions"), any or all of which may be waived, modified or added to, at any time and from time to time without notice, by the Special Committee or the Board of Directors:

          1. The Exchange Offer is subject to the condition that at least 90% of the Series B Warrants are exchanged pursuant to the Exchange Offer. There are 820,930 Series B Warrants outstanding. The Company has received indications from the holders of approximately 70% of the Series B Warrants that such holders will accept the Exchange Offer.

          2. In order to accept the Exchange Offer, all Derivative Securities of all classes held by a particular person and all affiliates of that person (e.g. controlled corporations or partnerships or family members) must be exchanged.

          3. The Exchange Offer is conditioned upon the receipt by the Board of Directors of the Company of an update of the Opinion from Houlihan Lokey dated the Exchange Date. Houlihan
Lokey has informed the Company that if the Exchange Offer is effected on the terms and conditions set forth herein and if certain other conditions concerning the price ranges of the Common Stock are satisfied, it will deliver the updated Opinion.

          4. Acceptance of the Exchange Offer by a holder of Derivative Securities is irrevocable. The Special Committee or the Board of Directors of the Company may terminate the Exchange
Offer at any time and may waive, modify or add to any or all of the Terms and Conditions at any time prior to the Exchange Date, all without notice to any holder of Derivative Securities
(however, neither the Board of Directors nor the Special
Committee may alter the Exchange Ratios without prior notice to the owners of the class(es) of Derivative Securities affected).

          5. Acceptance of the Exchange Offer (by completing and delivering proper documentation as described below, including an Affidavit and an Indemnity Bond (each, as defined below), as determined by the Company) must be received by the Company on or before the close of business (New York time) on December 1, 1995.

          The Company reserves the absolute right to reject any attempted acceptance of the Exchange Offer for any reason, and also to waive any defect (including the time of receipt) with regard to any particular attempted acceptance of the Exchange
Offer. The Company shall not be under any duty to notify any person that it has rejected any attempted acceptance of the Exchange Offer and shall not be under any duty to notify any person of any defects in the deposit and surrender of any Derivative Securities, any Affidavit or any related documentation. The Company shall not incur any liability or other obligation to any person attempting to accept the Exchange
Offer for rejecting such attempted acceptance, for failure to give any notification, for making the adjustments referred to under "Common Stock Information" below or otherwise. Further, as noted above, the Terms and Conditions may be waived, modified or added to at any time without notice by the Special Committee or the Board of Directors of the Company.

Common Stock Information

          At the close of business on October 26, 1995, the Company had 3,823,133 shares of Common Stock issued and outstanding and held of record by approximately 1,400 stockholders. The Company does not have any other class or series of voting stock outstanding other than the Common Stock.
The Company effected a one-for-four reverse stock split on December 9, 1993. All references in this letter to shares of Common Stock (including those issuable upon the exercise of Derivative Securities) have been adjusted to take into account this reverse stock split. The certificates representing
Derivative Securities are likely stated in pre-split numbers of shares. Accordingly, as required by the terms of the Derivative
Securities, the number of shares of Common Stock actually represented by the Certificate must be adjusted downward, and will be appropriately adjusted downward by the Company, in connection with an acceptance of the Exchange Offer. In addition, as a result of certain antidilutive events involving the Common Stock, also as required by the terms of certain of the Derivative Securities, the number of shares of Common Stock represented by and the exercise price per share of Common Stock of certain of the Derivative Securities must be adjusted, and will be appropriately adjusted by the Company, in connection with an acceptance of the Exchange Offer. All of the foregoing adjustments are required by the terms of the applicable
Derivative Securities and all such adjustments made by the Company will be final and binding on the holders thereof.

          The Company's Common Stock is listed on the NASDAQ-
National Market System under the symbol EBMA.  On October 30,
1995, the closing sales price for the Company's Common Stock was $6.00 per share as reported on the NASDAQ-National Market System.

          The Derivative Securities represent the right to purchase an aggregate of 1,032,418 shares of Common Stock expiring at various times and at various exercise prices (see
"Terms and Conditions" above) and would represent approximately
21% of the shares of Common Stock that would be issued and outstanding if all of the Derivative Securities were exercised by the holders thereof. Of this amount, Derivative Securities representing the right to purchase an aggregate of approximately
730,286 shares of Common Stock are held by executive officers, directors and other affiliates of the Company. In the event that all of the Derivative Securities are exchanged for Common Stock pursuant to the Exchange Offer, the Company will issue an yaggregate of 181,531 shares of Common Stock which will result in the number of shares of Common Stock issued and outstanding increasing to 4,004,664. No fractional shares of Common Stock
(or cash in lieu thereof) will be issued in connection with the Exchange Offer.

Procedure for Exchange

          Subject to the other terms and conditions set forth herein, the Exchange Offer may be accepted by owners of Derivative Securities at any time on or prior to the close of business (New York time) on December 1, 1995 (the Exchange Date), or such later date as may be determined by the Special Committee or the Board of Directors of the Company. Unless accepted on or prior to the Exchange Date, your ability to participate in the Exchange Offer will automatically terminate at the close of business (New York time) on the Exchange Date.

          Derivative Securities must be exchanged (for cancellation) by delivering a properly completed letter of transmittal (the "Letter of Transmittal"), together with the warrant certificate(s) and/or option certificate(s)
(collectively, the "Certificates") representing the Derivative
Securities owned by you and to be exchanged pursuant to the Exchange Offer, to the Company on or before the Exchange Date, unless extended as aforesaid. Letters of Transmittal, Certificates and other required documents should be sent by registered mail, overnight courier or hand delivery to the following address:

               E&B Marine Inc.
               201 Meadow Road
               Edison, New Jersey 08818
               Attention:  Chief Financial Officer

          THE METHOD OF DELIVERY OF LETTERS OF TRANSMITTAL,
CERTIFICATES, AFFIDAVITS AND OTHER DOCUMENTS IS AT THE ELECTION
AND RISK OF HOLDERS OF DERIVATIVE SECURITIES.  HOLDERS SHOULD
ALLOW AMPLE TIME TO DELIVER LETTERS OF TRANSMITTAL, CERTIFICATES,
AFFIDAVITS AND OTHER DOCUMENTS.

          In the event that the Certificates representing the Derivative Securities to be exchanged by you pursuant to the Exchange Offer have been lost, you should nonetheless properly complete the Letter of Transmittal and you must send it and a properly completed affidavit of loss and indemnification agreement (an "Affidavit") to the address set forth above.

          The Company may, as a condition to any acceptance of the Exchange Offer, require any person attempting to accept the Exchange Offer, including when accompanied by an Affidavit, to execute and deliver any additional documents deemed necessary or desirable by the Company (including without limitation, an indemnity bond (an "Indemnity Bond"), at such person's sole cost and expense, from an insurance company or other surety satisfactory to the Company covering an amount at least equal to the value of the Derivative Securities plus all other associated costs, charges and expenses (as determined by the Company in its sole discretion) and naming the Company, its directors, officers, employees, agents (including transfer agents) and representatives as indemnitees). These documents (including the Indemnity Bond) must also be received by the Company on or before the Exchange
Date, unless extended as aforesaid.

          THE COMPANY RESERVES THE ABSOLUTE RIGHT TO REJECT ANY
ATTEMPTED ACCEPTANCE OF THE EXCHANGE OFFER FOR ANY REASON
WHATSOEVER, INCLUDING ANY ATTEMPTED ACCEPTANCE WHICH IS
ACCOMPANIED BY AN AFFIDAVIT(S) IN LIEU OF A CERTIFICATE(S).

          Any questions or requests for assistance concerning the Exchange Offer should be addressed to the Company's counsel as follows:

               Haythe & Curley
               237 Park Avenue
               New York, New York 10017
               Attention:  Bradley P. Cost
               Telephone:  (212) 880-6000
               Facsimile:  (212) 682-0200

No Board or Company Recommendation

          An investment in the Company's Common Stock by acceptance of the Exchange Offer must be made in accordance with each person's evaluation of its, his or her best interest.
Accordingly, neither the Special Committee, the Board of Directors of the Company, nor the Company makes any recommendation to holders of Derivative Securities regarding whether they should accept the Exchange Offer.

Absence of Registration

          The Common Stock issued in exchange for Derivative
Securities has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold in the United States absent registration thereof under the Securities Act or absent an applicable exemption from the registration requirements of the Securities Act. See
"Federal Securities Laws Consequences" below.

Federal Income Tax Consequences of the Exchange Offer

          The Exchange Offer will be a taxable event to the holders of the Derivative Securities who accept the Exchange
Offer.

          The Federal income tax consequences of the Exchange
Offer, both to the Company and to the holders of the Derivative
Securities, will depend on the nature of the Exchanged Security exchanged, that is, whether the particular Exchanged Security was acquired in a capital transaction (as in the case of the Series B
Warrants) or as part of a compensatory arrangement (as in the case of all other Derivative Securities other than the Series B
Warrants).

     Capital Transaction

          An exchange involving the Series B Warrants will, for Federal income tax purposes, be treated as a capital transaction.
The holders of Series B Warrants who accept the Exchange Offer will realize capital gain or loss equal to the difference between the value of the Company Common Stock received (determined by reference to the value of the Company's Common Stock on the Exchange Date) and their basis in the Series B Warrants. In this case, the Company will not recognize any gain or loss for Federal income tax purposes.

     Compensatory Arrangements

          In the case of all Derivative Securities other than the Series B Warrants, for Federal income tax purposes, the holders who accept the Exchange Offer will realize taxable income, taxed at ordinary income rates, equal to the difference between the value of the Company's Common Stock received in the Exchange
Offer (determined by reference to the value of the Company's
Common Stock on the Exchange Date) and their basis (if any) in the applicable Derivative Securities. In turn, the Company will be entitled to claim a Federal income tax deduction in an amount equal to the ordinary income realized by the holder.

          For Federal income tax purposes, the holding period for the Company's Common Stock received in the Exchange Offer will commence on the Exchange Date.

          THE SUMMARY OF THE FEDERAL INCOME TAX CONSEQUENCES SET
FORTH ABOVE IS FOR GENERAL INFORMATION ONLY.  HOLDERS OF
DERIVATIVE SECURITIES SHOULD CONSULT THEIR OWN ADVISORS AS TO THE
TAX CONSEQUENCES OF THE EXCHANGE OFFER TO THEM, INCLUDING THE
APPLICATION AND EFFECT OF FEDERAL, STATE AND LOCAL TAX LAWS.

Federal Securities Laws Consequences

          The issuance by the Company of Common Stock in the Exchange Offer has not been and will not be registered under the Securities Act. See "Absence of Registration" above. However, if a holder of Derivative Securities is not an executive officer, director or holder of a significant percentage of shares of Common Stock and has held the Derivative Securities for more than three years, the Common Stock received in the Exchange Offer will be freely transferable. The ability of executive officers, directors and other affiliates of the Company to publicly trade the Common Stock received in the Exchange Offer will be subject to Rule 144 under the Securities Act as described below.

     Resale of Common Stock Received in the Exchange Offer

          Since the Derivative Securities are "restricted securities" for purposes of Rule 144 under the Securities Act, the Common Stock issued by the Company in the Exchange Offer will also be "restricted securities." However, for purposes of Rule
144, the Common Stock issued in the Exchange Offer will assume the holding period characteristics of the applicable Derivative
Security.  That is, the holding period for the applicable
Derivative Security will be "tacked" onto the holding period for the Common Stock received in the Exchange Offer.

          Since the procedures and requirements under Rule 144 differ depending on whether the applicable security is held by an affiliate or a nonaffiliate, the following would be the consequences under Rule 144 of the Exchange Offer depending on whether the Common Stock received in the Exchange Offer is held by an affiliate or a nonaffiliate of the Company.

          Affiliate. Generally, an executive officer, director or holder of a significant percentage of the outstanding shares of Common Stock will be deemed to be an affiliate of the Company.
Assuming that the affiliate held the Derivative Security for more than two years, the Common Stock received by the affiliate in the Exchange Offer may be publicly sold by the affiliate under Rule
144 by complying with the volume limitations and the notice requirements of the Rule. Generally, the volume limitations provide that an affiliate may sell an amount of securities, which when aggregated with all other sales of securities of the same class within the preceding three months, does not exceed the greater of (i) 1% of the issued and outstanding shares of Common
Stock (in the case of the Company, 1% of approximately 3.82 million, i.e., approximately 38,200 shares) and (ii) the average weekly reported trading volume of the Common Stock during the four calendar weeks preceding the filing of the notice referred to in the next sentence. The notice provisions of Rule 144 require an affiliate to file a Form 144 with the Securities and Exchange Commission setting forth the affiliate's good faith intention to sell Common Stock.

          Nonaffiliate. Under Rule 144, a nonaffiliate will be subject to the same rules as outlined under the caption
"Affiliate" above if the nonaffiliate has held the Derivative
Security for more than two but less than three years.
Additionally, if the nonaffiliate has held the Derivative
Security for more than three years, then, pursuant to Rule
144(k), the nonaffiliate may publicly sell the Common Stock received in the Exchange Offer without regard to the requirements or restrictions of Rule 144.

Absence of Future Liquidity if Exchange Offer Not Accepted

          The Company does not intend to register any of the Derivative Securities (or the underlying Common Stock) under the
Securities Act and does not intend to otherwise take steps which could result in the Common Stock issuable upon the exercise of any Derivative Securities becoming freely transferable upon such exercise.

          In the event that you do not accept the Exchange Offer, the Derivative Securities held by you will remain outstanding and will remain exercisable in accordance with their terms. Under the Securities Act, the holding period of a warrant or option may not be "tacked" to the holding period of the underlying Common
Stock upon the exercise of such warrant or option. Any future exercise of a Derivative Security will result in the issuance of Common Stock which will be a "restricted security" within the meaning of Rule 144 under the Securities Act. As such, any shares of Common Stock received upon the exercise of Derivative
Securities must be held at least two additional years before that Common Stock may be sold publicly pursuant to Rule 144.


                     *          *          *


          The Company requests that you carefully consider the Exchange Offer and notes that your prompt attention to the matters covered by this letter is required.


                              Very truly yours,

                              E&B MARINE INC.



                              By: /s/ Kenneth G. Peskin
                                 -----------------------------
                                 Kenneth G. Peskin
                                 Chairman of the Board
                                  and Chief Executive Officer


